Acquisitions	6 Months Ended
Jun. 30, 2021
Disclosure of deferred acquisition costs arising from insurance contracts [text block] [Abstract]
Acquisitions

12. Acquisitions

On July 15, 2020 Cazoo Holdings Limited completed its acquisition of Imperial Cars through the purchase of 100% of share capital of Imperial Car Supermarkets Limited for a total consideration of £26,904 (net of cash acquired) as measured in accordance with IFRS 3.

Prior to the acquisition, Imperial Cars had been one of the UK’s largest independent used car retailers. The acquisition allowed the Group to accelerate its roll out of Customer Centers by obtaining a portfolio of suitable leasehold and freehold properties. Goodwill represents the strategic value of obtaining a portfolio of freehold and leasehold properties and adding the expertise of the Imperial Cars workforce into the Group.

The purchase has been accounted for as a business combination under the acquisition method in accordance with IFRS 3. The Group has completed its provisional assessment of fair value of assets acquired as set out below.

In calculating goodwill arising from the acquisition the fair value of net assets acquired was determined. Adjustments to book value were made in the recognition of market value of real estate leases and the fair value of freehold property. The Group has not identified any separately identifiable intangibles as part of the acquisition.

£’000
Property, plant and equipment	50,758
Intangible assets	251
Inventory	34,763
Trade and other receivables	5,599
Trade and other payables	(19,561)
Lease liabilities	(27,972)
Dilapidation provision	(1,820)
Other loans and borrowings	(37,807)
Total net assets acquired	4,211

Intangibles assets recognized on acquisition:
Goodwill	22,693
26,904
Satisfied by:
Cash consideration, net of cash acquired	16,530
Shares issued	8,999
Contingent consideration	1,375
Total consideration	26,904

Contingent consideration represents the expected sales proceeds of a long lease with peppercorn rent that was acquired through the purchase of Imperial Cars. The lease is held at a net book value of £1.4m and is presented within freehold property in note 14. The payment of the consideration is contingent upon the long lease being sold and the amount payable will be equal to the proceeds from the sale.

From the date of acquisition, Imperial Cars contributed £27.2m of revenue and £3.8m to loss before tax from discontinued operations of the Group. The impact of the acquisition on discontinued revenue and profit before tax had the combination occurred on January 1, 2020 has not been quantified due to significant and material GAAP difference in the historical reporting of Imperial Cars.